RAM Risk-Managed Growth Fund

(a series of Northern Lights Fund Trust)

Supplement dated July 22, 2011 (effective at the close of business) to the Prospectus dated September 15, 2010

The Board of Trustees of the RAM Risk-Managed Growth Fund (the “Fund”), a separate series of the Northern Lights Fund Trust, has concluded that it is in the best interests of the Fund and its shareholders that the Fund cease operations. The Fund’s advisor, RAM Capital Management, LLC, recommended that the Board close the Fund, due primarily to the small size of the Fund.  The Board has determined to close the Fund, and redeem all outstanding shares, on or about August 31, 2011.  The Liquidation Date may be changed without notice at the discretion of the Trust’s officers.

Effective July 22, 2011, the Fund will no longer pursue its stated investment objective and will invest in cash equivalents such as money market funds until all shares have been redeemed.  Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have previously requested payment in cash.  Shares of the Fund are otherwise not available for purchase.

After July 22, 2011 and prior to August 31, 2011, you may redeem your shares, including reinvested distributions, in accordance with the “How to Redeem Shares” section in the Prospectus.  Unless your investment in the Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains.  Please refer to the “Taxes” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year.  If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring.  If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO 4:00 P.M. EASTERN TIME ON AUGUST 31, 2011, WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD.  If you have questions or need assistance, please contact your financial advisor directly or the Fund at 1-877-9-RAMFUND.

This Supplement, and the existing Prospectus dated September 15, 2010, provide relevant information for all shareholders and should be retained for future reference.  Both the Prospectus and the Statement of Additional Information dated September 15, 2010 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund at 1.877.9.RAMFUND.